Exhibit 10.1
FIRST AMENDMENT
THIS FIRST AMENDMENT dated as of September 20, 2012 (this “Amendment”) relates to the Multicurrency Credit Agreement (the “Credit Agreement”) dated as of October 13, 2011 among BRIGGS & STRATTON CORPORATION (the “Company”), Briggs & Stratton AG (“B&S AG” and, together with the Company, each a “Borrower” and collectively the “Borrowers”), various financial institutions and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.
WHEREAS, the Borrowers, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as more fully set forth below;
NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
SECTION 1AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), subsection 7.02(a) of the Credit Agreement is amended and restated to read as follows:
(a)    concurrently with the delivery of financial statements under subsection 7.01(a), a report of the Independent Auditor (which report may be limited to the extent required by accounting rules or guidelines) stating whether it obtained knowledge during the course of its examination of such financial statements of any Default or Event of Default under Section 8.10 or, to the extent permitted by accounting rules and guidelines, any other Default or Event of Default;
SECTION 2    REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and the Lenders that on the Amendment Effective Date, after giving effect hereto, (a) the representations and warranties made in Article VI of the Credit Agreement (excluding Section 6.05 and subsection 6.10(b)) are true and correct in all material respects with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date); and (b) no Event of Default or Default exists or will result from the execution and delivery of this Amendment.
SECTION 3    EFFECTIVENESS. The amendment set forth in Section 1 shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment signed by the Borrowers and the Required Lenders.

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SECTION 4    MISCELLANEOUS.
4.1    Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.
4.2    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of an executed counterpart hereof, or signature page hereto, to the Administrative Agent by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed counterpart hereof.
4.3    Incorporation by Reference. The provisions of Sections 12.04, 12.14, and 12.15 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
4.4    Successors and Assigns. This Amendment shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BRIGGS & STRATTON CORPORATION
By: /s/ Andrea L. Golvach
Name: Andrea L. Golvach
Title: Vice-President & Treasurer
BRIGGS & STRATTON AG
By: /s/ David J. Rodgers
Name: David J. Rodgers
Title: Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Lender, the Swing Line Lender and a Lender
By: /s/ Richard Barritt
Name: Richard Barritt
Title: Associate

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender
By: /s/ Caroline V. Krider
Name: Caroline V. Krider
Title: Senior Vice President

BMO HARRIS BANK, N.A., as a Co-Documentation Agent and a Lender
By: /s/ Paul Hultgren
Name: Paul Hultgren
Title: Senior Vice President & Director

BANK OF AMERICA, N.A., as a Co-Documentation Agent, an Issuing Lender and a Lender

By: /s/ L. Dustin Vincent
Name: L. Dustin Vincent
Title: Managing Director

WELLS FARGO BANK, N.A., as a Co-Documentation Agent and a Lender

By: /s/ Greg Strauss
Name: Greg Strauss
Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender
By: /s/ Mike Kelly
Name: Mike Kelly
Title: Vice President

ASSOCIATED BANK, N.A.
By: /s/ Daniel Holzhauer
Name: Daniel Holzhauer
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION
By: /s/ David Wang
Name: David Wang
Title: Vice President

COMERICA BANK
By: /s/ Heather Whiting
Name: Heather Whiting
Title: Vice President

FIFTH THIRD BANK
By: /s/ P. Ann Daniel
Name: P. Ann Daniel
Title: Officer

HSBC BANK USA, N.A.
By: /s/ Joseph A. Philbin
Name: Joseph A. Philbin
Title: Vice President

THE NORTHERN TRUST COMPANY
By: /s/ Patrick Cowan
Name: Patrick Cowan
Title: Vice President

THE PRIVATEBANK AND TRUST COMPANY
By: /s/ James A. Meyer
Name: James A. Meyer
Title: Managing Director